UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 5, 2005
                        --------------------------------
                        (Date of earliest event reported)

                    MILLENNIUM CAPITAL VENTURE HOLDINGS INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                        0-31457                         23-3048444
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State of                       Commission                      IRS Employer
incorporation                  File Number                 Identification Number

                  2112 Bergenline Avenue, Union City, NJ 07087
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                    (Address of principal executive offices)

                              Tel: (201) 537-0956.
                              --------------------
                           (Issuer's telephone number)

Item 8.01.  Other Events.

MILLENNIUM CAPITAL VENTURE HOLDINGS INC. hereby publishes its unaudited financial statements, specifically its unaudited Statement of Income for the years ended 2003 and 2004 for Telediscount Communications, Inc., its unaudited Consolidated Balance Sheets for 12/31/2004 for Telediscount Communications, Inc., and its Consolidated Condensed Statements of Cash Flows for the fiscal year 2004 for Telediscount Communications, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  Exhibit No.      Description
  -----------      -----------

         99.1. Telediscount Communications, Inc. unaudited Statement of Income for the years ended 2003 and 2004, unaudited Consolidated Balance Sheets for 12/31/2004, and Consolidated Condensed Statements of Cash Flows for the fiscal year 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Millennium Capital Venture Holdings Inc.

DATE: August 5, 2005                    /s/ Jose Araque
                                        ------------------------
                                        Jose Araque
                                        CEO
                                        Millennium Capital Venture Holdings Inc.